Supplement dated July 15, 2013 to your variable annuity Prospectus for the variable annuity contract issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus, as supplemented.

The purpose of this supplement is to add additional Investment Options to certain Categories within the Custom Model program.

The following Investment Options are added as available Investment Options within the Custom Model program:

•	Templeton Global Bond Securities Fund is added to Category A,
•	Mutual Global Discovery Securities Fund is added to Category C, and
•	Janus Aspen Series Balanced Portfolio is added to Category D.